UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2014

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Grand Mesa Membership Interest Purchase Agreement

On November 26, 2014,  NGL Crude Terminals, LLC (“NGL Crude”), a subsidiary of NGL Energy Partners LP (the “Partnership”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Rimrock Midstream, LLC (“Rimrock”), its 50% joint venture partner in the ownership of Grand Mesa Pipeline, LLC (“Grand Mesa”).  Pursuant to the Purchase Agreement, NGL Crude agreed to acquire from Rimrock the remaining 50% membership interest in Grand Mesa in exchange for $310.0 million in cash.  The Purchase Agreement contains provisions regarding contingencies as well as customary representations and warranties, covenants and agreements. NGL Crude completed the purchase on December 1, 2014.

Facility Increase Agreement

On December 1, 2014, NGL Energy Operating, LLC, in its capacity as borrowers’ agent and a wholly-owned subsidiary of the Partnership, entered into a Facility Increase Agreement (the “Agreement”) with Deutsche Bank Trust Company Americas, as administrative agent and the other financial institutions party thereto. The Agreement increases the working capital revolving commitments under the Partnership’s revolving credit facility by an additional $103.0 million.

The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The above description of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01. Other Events

On November 28, 2014, the Partnership issued a press release announcing the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Facility Increase Agreement, dated December 1, 2014, among NGL Energy Operating LLC, Deutsche Bank Trust Company Americas and the other financial institutions party thereto
99.1	Press Release, dated November 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: December 1, 2014		By:	/s/ H. Michael Krimbill
H. Michael Krimbill
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Facility Increase Agreement, dated December 1, 2014, among NGL Energy Operating LLC, Deutsche Bank Trust Company Americas and the other financial institutions party thereto
99.1	Press Release, dated November 28, 2014